PRESS RELEASE for immediate distribution

Beyond Commerce, Inc. Retains Maxim Group, LLC

to

Provide Financial Advisory and Investment Banking Services

Las Vegas, NV. And New York, NY (February 27, 2018) – Beyond Commerce, Inc. (OTCMKT: BYOC), (the “Company”), a global provider of B2B internet marketing analytics, technologies, and services, is pleased to announce that it has retained Maxim Group, LLC ("Maxim") to provide strategic corporate planning, financial advisory and investment banking services. The Company will use Maxim to help plan for its global expansion, as well as accelerate product growth and innovation.

Pursuant to its retention, Maxim among other activities, will assist the Company in its efforts to become a fully reporting company under Securities and Exchange Commission guidelines, and advise the Company with respect to its efforts to list on a national exchange.

Beyond Commerce Chairman and CEO George Pursglove commented, "This is a very important milestone for Beyond Commerce on our path to graduating to a national stock exchange. Our new relationship with Maxim will position the company for rapid growth, strengthen our balance sheet and benefit Beyond Commerce in the capital markets and help us enhance shareholder value."

Beyond Commerce, Inc.

Las Vegas, Nevada-based Beyond Commerce, Inc. is focused on the acquisition of “big data” companies in the B2B internet marketing analytics, technologies and services space. The Company’s objective is to develop, acquire, and deploy disruptive strategic software technology and market-changing business models through acquisitions or organic growth. Beyond Commerce plans to offer a cohesive global digital product and services platform to provide clients with a single point of contact for their marketing and sales initiatives. The all-inclusive platform will result in substantial organic growth potential generated through cross-selling opportunities and future expansion possibilities for Beyond Commerce and its investors.

Beyond Commerce Contact:

George Pursglove, CEO and Director

(702) 675-8022

george.pursglove@beyondcommerceinc.com

www.beyondcommerce.com

About Maxim Group, LLC

Maxim Group, LLC, is a leading full service investment banking, securities and wealth management firm headquartered in New York. The Firm provides a full array of financial services including investment banking; private wealth management; and global institutional equity, fixed income and derivative sales & trading, equity research and prime breakage brokerage services to a diverse range of corporate clients, institutional investors and high net worth individuals. Maxim Group is a registered broker-dealer with the U.S. Securities and Exchange Commission and the Municipal Securities Rulemaking Board (MSRB), and is a member of the following: Financial Industry Regulatory Authority (FINRA), Securities Insurance Protection Corporation (SPIC), NASDAQ Stock Market and NYSE  Arca, Inc. to learn more about Maxim Group, visit: www.maximgrp.com services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to the “safe harbor” created by those sections for such statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “except,” “goal,” “Intend,” “look forward to,” “may,” “plan,” “Potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are

Beyond Commerce, Inc.

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PRESS RELEASE for immediate distribution

based on management’s beliefs and assumptions and on information available to management only as of the date of this press release. Beyond Commerce actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, without limitation, risk associated with Beyond Commerce product commercialization, intellectual property, and the risks, uncertainties and other factors. You should not place undue reliance on these forward-looking statements, and the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

Beyond Commerce, Inc.

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